Supplement dated May 3, 2011
to the Class P Prospectus
for Principal Funds, Inc.
dated March 1, 2011

(as supplemented on March 14, 2011)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

PURCHASE OF FUND SHARES
Delete the bulleted list near the top of page 66 and substitute:
• sponsors, recordkeepers, or administrators of wrap account, mutual fund asset allocation, or fee-based programs or participants in those programs;
• certain institutional investors that provide recordkeeping for retirement plans or other employee benefit plans;
• clients of Principal Global Investors, LLC; and
• certain institutional investors with special arrangements (for example, insurance companies, employee benefit plans, retirement plans, and Section 529 Plans, among others).